Ordinary dividends	6 Months Ended
Jun. 30, 2023
Ordinary dividends [Abstract]
Ordinary dividends
9. Ordinary dividends
The Board has recommended an interim dividend of 15.0p (2022: 15.0p) per ordinary share. This is expected to be paid on 3 November 2023 to shareholders on the register at 13 October 2023. The Board recommended a final dividend of 24.4p per ordinary share in respect of 2022. This was paid on 7 July 2023.